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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): MAY 15, 2003

                      INDUSTRIAL DISTRIBUTION GROUP, INC.
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             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                        000-13195              58-2299339
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(State or other Jurisdiction of        (Commission File        (IRS Employer
 Incorporation or Organization)            Number)          Identification No.)

                           950 EAST PACES FERRY ROAD
                                   SUITE 1575
                               ATLANTA, GA 30326
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             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (404) 949-2100

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing. On May 15, 2003, Industrial Distribution Group, Inc. ("IDG") issued a press release reporting IDG's financial results for the first quarter of 2003. A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 15, 2003


                                             /s/ Jack P. Healey
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                                             Jack P. Healey
                                             Senior Vice President and
                                             Chief Financial Officer


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                                 EXHIBIT INDEX

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EXHIBIT NO.                            DESCRIPTION
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
   99.1          Press Release of Industrial Distribution Group, Inc.
                 ("IDG"), dated May 15, 2003, reporting IDG's financial results for the first quarter of 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this Report).
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